UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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SOLIGENIX, INC.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D88640-P76925 SOLIGENIX, INC. 2022 Annual Meeting Vote by September 21, 2022 11:59 PM ET SOLIGENIX, INC. 29 EMMONS DRIVE SUITE B-10 PRINCETON, NJ 08540 You invested in SOLIGENIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 22, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 8, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote During the Meeting* September 22, 2022 9:00 a.m., EDT Virtually at: www.virtualshareholdermeeting.com/SNGX2022

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D88641-P76925 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 01) Christopher J. Schaber, Ph.D. 02) Gregg A. Lapointe, C.P.A. 03) Diane L. Parks, M.B.A. 04) Robert J. Rubin, M.D. 05) Jerome B. Zeldis, M.D., Ph.D. 1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Nominees: 2. To approve an amendment to our Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our common stock from 75,000,000 to 125,000,000. 4. To hold an advisory vote on executive compensation. 5. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2022. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For 3. To approve an amendment to our 2015 Equity Incentive Plan to increase (i) the maximum number of shares of our Common Stock available for issuance under the plan by 4,000,000 shares, bringing the total shares reserved for issuance under the plan to 6,000,000 shares, and (ii) (a) the maximum number of shares of our Common Stock for which stock options may be granted to any person in any calendar year, (b) the maximum benefit that will be paid to any person under performance awards in any calendar year, and (c) the aggregate number of shares of unrestricted stock that may be granted or sold for a purchase price that is less than their fair market value, unless granted in lieu of cash compensation equal to such fair market value, in each case from 120,000 to 200,000.